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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 10, 1999 included in this registration statement Form SB-2 and to all references to our firm included in this registration statement.


                                                    ARTHUR ANDERSEN LLP


New York, New York
March 10, 1999